Confidential                                                        Exhibit 10.3
            (English Translation of the Original Contract in Chinese)

                            SILICON SUPPLY AGREEMENT

                                                Contract Number: SFBE-061111-LDK
                                      Place of Signing: 666 Linyang Road, Qidong
                                              Date of Signing: November 11, 2006

The Seller: Jiangxi LDK Solar Hi-Tech Co., Ltd.
The Buyer: Jiangsu Linyang Solarfun Co., Ltd.

Based on the status of the performance of Contracts 2005-LY1208, 2006-LY0528 and LDK20060727ZLB, and taking into consideration of the needs of both parties in the course of their development, the Seller and the Buyer hereby enter into this Agreement on Amendments to Product Supply Contracts (this "Agreement") after friendly negotiations.

Article 1. Contract 2005-LY1208 shall be terminated with respect to the unperformed obligations thereunder. Such unperformed obligations consist of 1.38 million pieces of silicon wafers that shall be but have not been supplied to the Buyer by the Seller under such contract, and RMB37,521,120 that has been prepaid by the Buyer to the Seller under such contract for the purpose of such silicon wafers.

Article 2. Contract 2006-LY0528 shall be terminated with respect to the unperformed obligations thereunder. Such unperformed obligations consist of 1.98 million pieces of silicon wafers that shall be but have not been supplied to the Buyer by the Seller under such contract, and RMB57,087,744 that has been prepaid by the Buyer to the Seller under such contract for the purpose of such silicon wafers.

Article 3. Contract LDK20060727ZLB shall be terminated with respect to the unperformed obligations thereunder. Such unperformed obligations consist of 0.25 million pieces of multicrystalline silicon wafers (converted from the quantity of the unsupplied products) that shall be but have not been supplied to the Buyer by the Seller under such contract, and RMB12,648,500 that has been prepaid by the Buyer to the Seller under such contract for the purpose of such silicon wafers.

Article 4. The Commissioned Processing Contract 2005-LY1209 shall be terminated. Notwithstanding such termination, the Seller shall, prior to November 25, 2006 perform all of its obligations to complete the processing of those products that has actually been commissioned to it by the Buyer.

Article 5. The Cooperation Agreement dated December 16, 2005 by and between the parties hereto shall be terminated and any obligations thereunder the performance of which has been commenced shall continue to be performed in accordance with the original provisions thereof.

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               The above five contracts shall hereinafter be referred to
               collectively as the "Terminated Contracts."

Article 6. Any shortfall in the quantity of, and any unqualified or otherwise defective silicon wafers in, any batch of the silicon wafers that has been delivered as a result of the performance of any of the Terminated Contracts, shall be made up or replaced prior to December 25, 2006, as the case may be.

Article 7. Any and all the deposits and advance payments paid for the purpose of those products that are left unsupplied under the Terminated Contracts shall be converted into the advance payments under this Agreement. The amount of such deposits and advance payments shall be determined as RMB98,952,900.80 for the time being. The parties hereto agree that the accurate amount of such advance payments so converted shall be subject to the final amount mutually confirmed by the accounting departments of the parties hereto subsequently. If such final amount is higher than RMB98,952,900.80, then the excess shall be repaid by the Seller to the Buyer or vice versa.

Article 8. The parties hereto agree that beginning from December 2006 they shall perform this Agreement as follows:

               Agreed quantity, name , technical specifications, price and delivery schedule of the subject products:

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  NAME OF SUBJECT              TECHNICAL SPECIFICATIONS                        QUANTITY         PRETAX UNIT     DELIVERY SCHEDULE
     PRODUCT                                                                                      PRICE
                                                                                                   (RMB
                                                                                                YUAN/PIECE)
---------------------------------------------------------------------------------------------------------------------------------
                        1. DIMENSIONS OF SUBJECT SILICON WAFERS:                                                For each month
                                                                                                                from December
                        1.1  Contour of subject silicon wafers:                                                 2006 to March
                        125x125+/-0.5mm                                                                         2007, 0.35 million
                                                                                                                pieces shall be
                        1.2  Thickness of subject silicon wafers:                                               delivered; for
                        240+/-20(u)m                                                                            each month from
                                                                                                                April to May in
                        1.3  Total thickness variation(TTV): 0.03mm                                             2007, 0.55 million
                                                                                                                pieces shall be
                        1.4. Vertical angle:  diagonal lines in the                                             delivered; for
                        internal square having equal length, within a                                           each month from
                        tolerance of +/-0.5mm                                                                   June to July in
                                                                                                                2007, 0.75
                        1.5 Flexibility: < or = 0.035mm                                                         million pieces
Multicrystalline                                                        4 million pieces        [*]             shall be delivered.
Silicon Wafer           2. TECHNICAL PARAMETERS                                                                 The silicon wafers
                                                                                                                to be supplied
                        2.1  Resistivity: 0.5 ~ 2 (ohm symbol).cm                                               hereunder shall
                                                                                                                be delivered by
                        2.2  Type of electric conduction: Type P                                                equal batches
                                                                                                                every ten days.
                        2.3  Minority carrier lifetime: > or = 2 (u)s

                        2.4  Oxygen concentration: <1x10(18)at/cm(3)

                        2.5  Carbon concentration: <5x10(17)at/cm(3)

                        3.  SURFACIAL QUALITY:

                        3.1  Notch: notch of crystal orientation on
                        any subject silicon wafer shall be no bigger than 1x0.3mm, and there shall be no more than two notches on any subject
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

  * Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

---------------------------------------------------------------------------------------------------------------------------------
  NAME OF SUBJECT              TECHNICAL SPECIFICATIONS                        QUANTITY         PRETAX UNIT     DELIVERY SCHEDULE
     PRODUCT                                                                                      PRICE
                                                                                                   (RMB
                                                                                                YUAN/PIECE)
---------------------------------------------------------------------------------------------------------------------------------
                        silicon wafer.

                        3.2  Broken edge: any subject silicon wafer
                        does not allow a broken edge bigger than 1x0.5 mm or more than two broken edges.

                        3.3 Any subject silicon wafer does not allow any crack or conspicuous mark left by a knife-cut or pit.

                        3.4. The surface of any subject silicon wafer does not allow any stain or abnormal spot.

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                  Total Price                                           [*]
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

Article 9. Quality requirements, technical standards and conditions on which and term during which the Seller shall be responsible for the quality of the subject silicon wafers: as set forth above in this Agreement.

Article 10. Place and manner of delivery: The subject products shall be delivered to the warehouse of the Buyer.

Article 11. Manner and cost of transportation: The subject products hereunder shall be delivered to the Buyer by means of road transportation at the Seller's expense.

Article 12. Packaging standards and type of packaging materials: Suitable for long-distance transportation.

Article 13.    Standards and method of inspection and period for objection:
               After each delivery of the silicon wafers to the Buyer, the Buyer shall before warehousing, conduct full surface inspection of such silicon wafers pursuant to the specifications set forth herein. Where it has been discovered in the course of such inspection that there is any shortfall in the quantity of such batch of the silicon wafers so delivered either due to the inconsistency between the delivered quantity and the shipped quantity or the breakage of certain silicon wafers, such shortfall, after being confirmed by the parties hereto, shall be made up within ten days. In addition to that, any serious quality problem that may arise in the production process of the subject products shall be resolved through consultations between the parties hereto.

Article 14. Terms of and period for payment: Price for the subject products to be supplied hereunder shall be paid as follows:

               (1) For each batch of the subject products to be delivered during the period from December 2006 to March 2007, 60% of the price for such batch of the subject products shall be deducted from the advance payments. In other words, RMB [*] shall be deducted each month if the delivery schedule set forth above is followed. The remaining 40% of the price shall be paid within 7 days as of the Buyer's acceptance of such batch of the subject products. In other words,

  * Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

               RMB [*] shall be paid each month if the delivery schedule set forth above is followed.

               (2) For each batch of the subject products to be delivered during the period from April to May in 2007, 60% of the price for such batch of the subject products shall be deducted from the advance payments. In other words, RMB [*] shall be deducted each month if the delivery schedule set forth above is followed. The remaining 40% of the price shall be paid within 7 days as of the Buyer's acceptance of such batch of the subject products. In other words, RMB [*] shall be paid each month if the delivery schedule set forth above is followed.

               (3) For each batch of the subject products to be delivered during the period from June to July in 2007, 60% of the price for such batch of the subject products shall be deducted from the advance payments and RMB[*] shall be deducted each month if the delivery schedule set forth above is followed. The remaining 40% of the price for each batch of the subject products delivered shall be paid within 7 days as of the Buyer's acceptance of such batch of the subject products and RMB[*] shall be paid each month if the delivery schedule set forth above is followed.

               Where the advance payment then left is not enough for any deduction, the Buyer shall make up the shortfall in a timely manner. For the Buyer's payment for each batch of the subject products actually delivered, the Seller shall issue to the Buyer a VAT invoice in a full amount.

Article 15. Term of this Agreement. This Agreement shall come into effect upon execution and expire upon the full performance hereof.

Article 16. In the event that either party hereto fails to perform any of its obligations hereunder, the non-breaching party may hold the breaching party liable for damages arising from such failure. Where the quantity of the subject products actually delivered during any month is less than 90% of the agreed quantity, the Seller shall pay liquidated damages to the Buyer each day which shall be equal to 5% of the total consideration of this Agreement. In such case, the Buyer shall have the right to terminate this Agreement at its sole discretion and request the Seller, within 6 days as of its receipt of the Buyer's notice for termination of this Agreement, to refund any and all the paid advance payments that are left by then and pay the interest accrued thereon at the interest rate of 7 0/00/month for the period when such advance payments have been occupied by the Seller. In addition to that, the Seller shall pay liquidated damages to the Buyer which shall be twice as much as 20% of the payment for the subject products that are left unsupplied in such month.

Article 17. Any dispute in connection with the performance of this Agreement shall be settled through negotiations between the parties hereto. If no settlement can be reached

  * Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

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               through such negotiations, the parties hereto agree that the dispute shall be submitted to Shanghai Arbitration Commission for its arbitration.

Article 18. Miscellaneous. The parties hereto agree that the unit price for the 0.35 million pieces of the 125x125 multicrystalline silicon wafers delivered during November 2006 shall be determined as RMB [*]/piece. Based on the premise that such agreement is performed, the unit price of the 0.3392 million pieces of the 125x125 multicrystalline silicon wafers delivered during October 2006 shall be determined as RMB [*]/piece. The unit price of any silicon wafers delivered during November 2006 other than the above 0.35 million pieces shall be subject to the unit price set forth herein above.

--------------------------------------------------------------------------------
              The Seller                                 The Buyer
--------------------------------------------------------------------------------
Corporate name: Jiangxi LDK Solar Hi-Tech       Corporate name: Jiangsu Linyang
Co., Ltd. (company seal)                        Solarfun Co., Ltd.(company seal)

Address: Xinyu Economic and Technological       Address: 666 Linyang Road,
Development Zone, Jiangxi Province              Qidong, Jiangsu Province

Legal Representative: Zhu Liangbao (signature)  Legal Representative: Lu Yonghua
Authorized Agent:                               (signature)
                                                Authorized Agent:
                                                                  --------------
Dated: November 14, 2006

Tel: 0790-6860061
Fax: 0790-6860085                               Tel: 0513-3115763
                                                Fax: 0513-3115763

Bank of Deposit:
                 -----------------              Bank of Deposit: Bank of China,
Account No.:                                    Qidong Branch, Business
             -----------------                  Department
Tax No.:                                        Account No.: 647032159808091001
         -----------------                      Tax No.: 320681765140726
--------------------------------------------------------------------------------

  * Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.